UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 14, 2019

Image Sensing Systems, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-26056	41-1519168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Spruce Tree Centre, 1600 University Avenue West, St. Paul, Minnesota	55104
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (651) 603-7700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1

Section 5 – Corporate Governance and Management

Item 5.02. Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

          (d)          On January 14, 2019, the Board of Directors of the Image Sensing Systems, Inc. (the “Company”) appointed Joseph P. Daly to the Company's Board of Directors.  Mr. Daly, age 57, is the Chief Executive Officer of Essig Research, Inc., a global engineering services company, specializing in the design and repair of large, infrastructure related equipment, which he founded in October 1993.  Since January 2012, Mr. Daly has been a business and finance instructor at Northeastern University in Boston, Massachusetts.  In October 2016, Mr. Daly acquired the product lifecycle management (“PLM”) software assets of SofTech Inc. and formed EssigPLM, which offers PLM related solutions to a broad, global client base.  Mr. Daly was also a director from December 2013 through July 2016, and largest shareholder of Kreisler Manufacturing Inc., which was acquired by Arlington Capital Partners in July 2016.  Mr. Daly received his BSME from Rensselaer Polytechnic Institute and his MBA/MSF from Northwestern University.

           Mr. Daly will be compensated as a non-employee director in accordance with the Company’s existing non-employee director compensation program.  Under the program, for 2019, he will receive a pro-rata portion of the $50,000 annual retainer paid to all non-employee directors, of which half will be paid in cash and half as a stock award.

2

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)       Exhibits.  The following document is hereby filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.

99.1     Press Release dated January 17, 2019.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                          Image Sensing Systems, Inc.

Date:  January 17, 2019

                                                                                          By /s/  Todd C. Slawson

                                                                                               Todd C. Slawson

                                                                                               Interim Chief Financial Officer

3

Exhibit Index

Exhibit No.

99.1     Press Release dated January 17, 2019.

4